Principal Life Insurance Company

Supplement dated August 17, 2026
to the Prospectus and Updating Summary Prospectus dated May 1, 2026 for
Principal® Strategic Outcomes

This supplement updates information contained in the Prospectus and Updating Summary Prospectus for the above-referenced registered index-linked annuity contract (the “Contract”) issued by Principal Life Insurance Company. Terms not otherwise defined in this supplement have the same meanings as in the Prospectus and Updating Summary Prospectus. Please retain this supplement for future reference.

The purpose of this supplement is to disclose changes in the availability of certain Index-Linked Segment Options.

Limited Closing of Index-Linked Segment Option

Except as provided below, the following Index-Linked Segment Option is no longer available for investment under new or existing Contracts:
•Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 20% Peak Buffer (10% Peak Buffer Midpoint)
As an exception, beginning September 1, 2026, this Segment Option will be available for investment for existing Contracts with applications signed prior to May 18, 2026.

Furthermore, under any such existing Contracts, in the absence of instructions from the Contract Owner, any Accumulated Value in the above Index-Linked Segment Option will be automatically reinvested back into the same Index-Linked Segment Option for a new Segment Term (i.e., the same Index-Linked Segment Option will serve as the default option).

Limited Re-Opening of Index-Linked Segment Options

Effective September 15, 2026, the following Index-Linked Segment Option, which was previously closed to investment, will be available for investment under new and existing Contracts:

•Point-to-Point, MSCI EAFE Price Return Index, Participation Rate and Cap Rate, 6-year Segment Term, 10% Buffer*
*As of the date of this supplement, this Segment Option will remain unavailable for Contracts issued in the following states until the necessary regulatory approvals are obtained: Alaska, California, Delaware, District of Columbia, Indiana, Louisiana, Minnesota, Mississippi, North Carolina, Rhode Island, and Virginia. Appendix C – State Variations in the Prospectus is revised accordingly.
Effective September 1, 2026, the following Index-Linked Segment Option, which was previously closed to investment, will be available for investment only for Contracts with applications signed prior to May 18, 2026.

•Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Floor

Furthermore, under any such existing Contracts, in the absence of instructions from the Contract Owner, any Accumulated Value in the above Index-Linked Segment Option will be automatically reinvested back into the same Index-Linked Segment Option for a new Segment Term (i.e., the same Index-Linked Segment Option will serve as the default option).

Classification: Internal Use

The Prospectus and Updating Summary Prospectus, including Appendix A – Investment Options Available under the Contract, are hereby revised to reflect the change in availability of the Segment Options discussed in this supplement. The Company reserves the right to fully close or re-open these Segment Options in its sole discretion.

Please direct any questions regarding this supplement to our Home Office or your financial professional.

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Classification: Internal Use